SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 4, 2002

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

LCA-Vision Inc. issued a press release announcing it will make a presentation at 8:30 a.m. EST today at the Warburg Global Healthcare Services Conference at the Plaza Hotel in New York.

Item 7. Financial Statements and Exhibits

(a) Exhibits

99.1 Press Release dated February 4, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: February 4, 2002	By: /s/Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

Company Contacts:	Investor Relations Contacts:
LCA-Vision, Inc.	Lippert/Heilshorn & Associates, Inc.
Stephen N. Joffe, Chairman and CEO	Bruce Voss (bvoss@lhai.com)
Alan H. Buckey, CFO	(310) 691-7100
(513) 792-9292	Kim Sutton Golodetz (kgolodetz@lhai.com)
www.lasikplus.com	(212) 838-3777
www.lhai.com

FOR IMMEDIATE RELEASE

LCA-VISION REPORTS THE FIRST QUARTER IS OFF TO A STRONG START

Company to present today at the UBS Warburg Global Healthcare Conference

CINCINNATI (February 4 , 2002) - LCA-Vision Inc. (NASDAQ NM: LCAV), a leading provider of value-priced laser vision correction services across the U.S., will make a presentation at 8:30 a.m. EST today at the UBS Warburg Global Healthcare Services Conference. The conference will be held at the Plaza Hotel in New York and attendees will include institutional money managers and members of the financial press. Stephen Joffe, LCA-Vision's Chairman and CEO, and Alan Buckey, chief financial officer will be presenting for the Company

Mr. Joffe will note that "The first quarter is off to a great start. We expect operating cash flow for the quarter ending March 31, 2002 will be positive, and we are working hard to exceed this forecast. For the full year of 2002 we expect to return to profitability for LCA-Vision. While this forecast is predicated on achieving operating cash flow breakeven in the first six months of 2002, and a strengthening economy in the second half of the year, we are comfortable with our forecast based on the strong start in January."

Among other topics, Alan Buckey will review LCA-Vision's excellent outcome data and how that has helped differentiate the company's LasikPlus centers in the marketplace. "Terrific patient outcomes begin with careful patient selection," he will say. "In November 2001 the LCA-Vision Medical Advisory Board published an article on criteria for screening candidates for laser vision correction. In the sample group followed by this study, everyone achieved 20/40 vision and 90% of patients achieved 20/20 or better uncorrected vision for both eyes. The study sample is very similar to the results achieved across all our centers. The truth is that you can pay more for laser vision correction, but you cannot achieve better results or buy better service than you receive at LasikPlus."

The entire LCA-Vision presentation can be heard via public access webcast at the UBS Warburg website, (www.ubswarburg.com) by clicking on "Conference Highlights" and following the link for Live Audio under the Global Healthcare Services Conference. A replay will be available on the website 24 hours after the presentation and archived until March 7, 2002.

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LCA-Vision owns and operates 31 LasikPlus laser vision correction facilities in the U.S., plus two centers in Canada and a joint venture in Europe.

For additional information, please visit the Company's Website at at www.LasikPlus.com.

This news release contains forward-looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition, pricing, procedure demand, marketplace acceptance, patient outcomes, different healing results, unforeseen fluctuations in operating results, general economic conditions, and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.

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